UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 19, 2004

PARTY CITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27826 (Commission File Number)	22-3033692 (IRS Employer Identification No.)

400 Commons Way, Rockaway, NJ (Address of Principal Executive Offices)	07866 (Zip Code)

Registrant’s telephone number, including area code: (973) 983-0888

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE
EX-99.2 TRANSCRIPT OF TELECONFERENCE
EX-99.3 PRESS RELEASE

Item 2.02	Results of Operations and Financial Condition.

            On August 19, 2004, Party City Corporation (the “Company”) announced its financial and operating results for the three months and fiscal year ended July 3, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

            On August 19, 2004, at 10:00a.m. ET, the Company also held a teleconference to discuss its financial and operating results for the three months and fiscal year ended July 3, 2004. A copy of the transcript is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            On August 19, 2004, the Company issued a press release announcing that Linda M. Siluk, the Company’s Senior Vice President and Chief Financial Officer, intends to leave the Company in September 2004, after the Company files its Annual Report on Form 10-K for the fiscal year ended July 3, 2004. The Company further announced that it had chosen a successor, although it is unable to disclose the individual’s name until he transitions his responsibilities with his current employer. A copy of this press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

     (c)  Exhibits.

            A list of exhibits is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2004	PARTY CITY CORPORATION

	By:	/s/ Linda M. Siluk

Name: Linda M. Siluk
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated August 19, 2004, regarding operating results for the three months and fiscal year ended July 3, 2004.

99.2	Transcript, dated August 19, 2004, of the Company’s teleconference regarding its financial and operating results for the three months and fiscal year ended July 3, 2004.

99.3	Press Release, dated August 19, 2004, announcing the intention of Linda M. Siluk, the Company’s Senior Vice President and Chief Financial Officer, to leave the Company.